LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

$851,270,000 (Approximate) STRUCTURED ASSET INVESTMENT LOAN TRUST, SERIES 2005-HE2 SENIOR/SUBORDINATE CERTIFICATES Available Funds Floaters No Hard Cap – Act/360 – No Delay

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

To 10% Call
			Est.	Payment	Initial		Legal	Expected
	Approximate		WAL(2)	Window(2)	C/E (3)	Initial	Final	Ratings
Class	Size ($)(1)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(S&P/Moody’s/Fitch)
A1(4)	423,497,000	1 M LIBOR	0.87	1-23	19.15%	TBD	7/25/2035	AAA/Aaa/AAA
A2(4)	193,328,000	1 M LIBOR	3.00	23-65	19.15%	TBD	7/25/2035	AAA/Aaa/AAA
A3(4)	74,886,000	1 M LIBOR	6.24	65-77	19.15%	TBD	7/25/2035	AAA/Aaa/AAA
M1	31,228,000	1 M LIBOR	4.68	45-77	15.50%	TBD	7/25/2035	AA+/Aa1/AA+
M2	24,811,000	1 M LIBOR	4.57	42-77	12.60%	TBD	7/25/2035	AA/Aa2/AA
M3	15,400,000	1 M LIBOR	4.51	41-77	10.80%	TBD	7/25/2035	AA-/Aa3/AA-
M4	14,116,000	1 M LIBOR	4.47	40-77	9.15%	TBD	7/25/2035	A+/A1/A+
M5	11,978,000	1 M LIBOR	4.44	40-77	7.75%	TBD	7/25/2035	A/A2/A
M6	10,267,000	1 M LIBOR	4.42	39-77	6.55%	TBD	7/25/2035	A-/A3/A-
M7	7,700,000	1 M LIBOR	4.41	39-77	5.65%	TBD	7/25/2035	BBB+/Baa1/BBB+
M8	7,700,000	1 M LIBOR	4.39	38-77	4.75%	TBD	7/25/2035	BBB/Baa2/BBB
M9	9,411,000	1 M LIBOR	4.38	38-77	3.65%	TBD	7/25/2035	BBB/Baa3/BBB
M10	8,983,000	1 M LIBOR	4.37	37-77	2.60%	TBD	7/25/2035	BBB-/NR/BBB-
B1	6,416,000	1 M LIBOR	4.27	37-77	1.85%	TBD	7/25/2035	BB+/NR/BB+
B2	5,988,000	1 M LIBOR	3.96	37-67	1.15%	TBD	7/25/2035	BB/NR/BB
B3	5,561,000	1 M LIBOR	3.29	37-51	0.50%	TBD	7/25/2035	BB/NR/NR

To Maturity
			Est.	Payment	Initial		Legal	Expected
	Approximate		WAL(2)	Window(2)	C/E (3)	Initial	Final	Ratings
Class	Size ($)(1)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(S&P/Moody’s/Fitch)
A1(4)	423,497,000	1 M LIBOR	0.87	1-23	19.15%	TBD	7/25/2035	AAA/Aaa/AAA
A2(4)	193,328,000	1 M LIBOR	3.00	23-65	19.15%	TBD	7/25/2035	AAA/Aaa/AAA
A3(4)	74,886,000	1 M LIBOR	7.95	65-172	19.15%	TBD	7/25/2035	AAA/Aaa/AAA
M1	31,228,000	1 M LIBOR	5.14	45-142	15.50%	TBD	7/25/2035	AA+/Aa1/AA+
M2	24,811,000	1 M LIBOR	5.00	42-135	12.60%	TBD	7/25/2035	AA/Aa2/AA
M3	15,400,000	1 M LIBOR	4.92	41-129	10.80%	TBD	7/25/2035	AA-/Aa3/AA-
M4	14,116,000	1 M LIBOR	4.87	40-124	9.15%	TBD	7/25/2035	A+/A1/A+
M5	11,978,000	1 M LIBOR	4.81	40-118	7.75%	TBD	7/25/2035	A/A2/A
M6	10,267,000	1 M LIBOR	4.76	39-113	6.55%	TBD	7/25/2035	A-/A3/A-
M7	7,700,000	1 M LIBOR	4.72	39-108	5.65%	TBD	7/25/2035	BBB+/Baa1/BBB+
M8	7,700,000	1 M LIBOR	4.66	38-103	4.75%	TBD	7/25/2035	BBB/Baa2/BBB
M9	9,411,000	1 M LIBOR	4.59	38-97	3.65%	TBD	7/25/2035	BBB/Baa3/BBB
M10	8,983,000	1 M LIBOR	4.47	37-89	2.60%	TBD	7/25/2035	BBB-/NR/BBB-
B1	6,416,000	1 M LIBOR	4.27	37-78	1.85%	TBD	7/25/2035	BB+/NR/BB+
B2	5,988,000	1 M LIBOR	3.96	37-67	1.15%	TBD	7/25/2035	BB/NR/BB
B3	5,561,000	1 M LIBOR	3.29	37-51	0.50%	TBD	7/25/2035	BB/NR/NR

(1)

Subject to a permitted variance of +5% in the aggregate.

(2)

The Certificates will be priced assuming a prepayment speed equal to 30% CPR.  Assumes a closing date of 6/29/05, dated date of 6/25/05 and first payment date of 7/25/05.

(3)

Initial Credit Enhancement includes overcollateralization of approximately 0.50%.

(4)

The Class A1, A2 and A3 Certificates are the Senior Certificates.

Principal Payment Priority

On each Distribution Date, principal in the amount of any Net Swap Payment or swap termination payment due to the Swap Provider and remaining unpaid (after application of interest received or advanced for this purpose on such Distribution Date), will be deposited into the swap account and paid as described in the Swap Account Payment Priority.  Any funds remaining will be paid in the following order of priority:

I.

Prior to the Stepdown Date, or whenever a Trigger Event is in effect:

1)

All principal will be paid to the Class A1, Class A2 and Class A3 Certificates, sequentially and in that order, until they have been reduced to zero; and

2)

Any remaining principal will be paid to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, M10, B1, B2 and B3 Certificates, sequentially and in that order, until reduced to zero.

II.

On or after the Stepdown Date and as long as a Trigger Event is not in effect:

1)

All principal will be paid to the Class A1, Class A2 and Class A3 Certificates, sequentially and in that order, until each such class has been reduced to zero, provided, however, that principal will only be allocated to the Class A Certificates in the amount required to achieve the Targeted Senior Enhancement Percentage in the aggregate on such Distribution Date; and

2)

All remaining principal will be allocated to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, M10, B1, B2 and B3 Certificates, sequentially and in that order, until the Credit Enhancement behind each class is equal to two times the related initial credit enhancement percentage.

The Stepdown Date is the earlier of (x) the Distribution Date on which the Class Principal Amounts of the Senior Certificates have each been reduced to zero, or (y) the later of (i) the Distribution Date upon which the Senior Enhancement Percentage (as defined herein) doubles to meet the Targeted Senior Enhancement Percentage of 38.30%, or (ii) the 37th distribution date.

Interest Payment Priority

The Interest Rates for the Class A1, A2, A3, M1, M2, M3, M4, M5, M6, M7, M8, M9, M10, B1, B2 and B3 Certificates (the “LIBOR Certificates”) will be equal to the lesser of (i) one-month LIBOR plus their respective margins and (ii) the Net Funds Cap (as defined herein).  Interest will be calculated on an actual/360 basis.

The “Accrual Period” for the LIBOR Certificates for each Distribution Date will be the one-month period beginning on the immediately preceding Distribution Date (or on July 25, 2005, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date.

Interest received or advanced on each Distribution Date will be allocated in the following priority:

(1)

To pay fees: Servicing Fee and any applicable Mortgage Insurance Fee;

(2)

To deposit into the Swap Account (as defined below) any Net Swap Payment (as defined below) or any swap termination payment owed to the Swap Provider pursuant to the swap agreement;

(3)

To pay Current Interest and Carryforward Interest to the Class A1, A2 and A3 Certificates on a pro rata basis;

(4)

To pay Current Interest and Carryforward Interest to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, M10, B1, B2 and B3 Certificates, sequentially and in that order;

(5)

To pay the Credit Risk Manager Fee;

(6)

To pay to the Trustee previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the trust agreement;

(7)

Any interest remaining after the application of (1) through (6) above will be deemed excess interest for such Distribution Date and will be distributed as principal, according to the principal distribution rule in effect for such Distribution Date, as needed to maintain the Overcollateralization Target;

(8)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the Class A1, A2 and A3 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(9)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, M10, B1, B2 and B3 Certificates any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(10)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, M10, B1, B2 and B3 Certificates any Deferred Amounts; and

(11)

To pay remaining amounts to the holder of the Class X Certificates.

Interest Rate Swap Agreement

The 59-month Interest Rate Swap Agreement (the “Swap Agreement”) will obligate the Trust to pay a predetermined annual rate (as shown below) on the swap notional amount (as shown below) in each period. The Trust will receive payments equal to an annual rate of one-month LIBOR on the swap notional amount for each period over the life of the Swap Agreement.  Payments on both legs of the swap are calculated on an actual/360 basis.  The payments will be netted against each other each month (the “Net Swap Payment”) and will be deposited into an account (the “Swap Account”).

Month	Notional Balance ($)	Rate of Payment by Trust (%)	Month	Notional Balance ($)	Rate of Payment by Trust (%)
1	0	0.00	31	147,307,000	4.34
2	825,221,000	3.70	32	137,754,000	4.35
3	799,963,000	3.86	33	129,955,000	4.35
4	775,475,000	4.00	34	123,576,000	4.36
5	751,733,000	4.12	35	117,509,000	4.37
6	728,713,000	4.16	36	111,742,000	4.38
7	706,394,000	4.18	37	106,258,000	4.39
8	684,755,000	4.21	38	101,042,000	4.39
9	663,775,000	4.21	39	96,082,000	4.40
10	643,434,000	4.22	40	91,365,000	4.41
11	623,712,000	4.23	41	86,880,000	4.42
12	604,590,000	4.24	42	82,614,000	4.43
13	581,773,000	4.24	43	78,558,000	4.43
14	559,095,000	4.25	44	74,700,000	4.44
15	536,600,000	4.25	45	71,032,000	4.45
16	514,329,000	4.26	46	67,543,000	4.46
17	492,323,000	4.29	47	64,225,000	4.47
18	470,618,000	4.28	48	61,070,000	4.48
19	449,253,000	4.25	49	58,070,000	4.49
20	428,260,000	4.25	50	55,217,000	4.50
21	407,672,000	4.25	51	52,504,000	4.51
22	387,518,000	4.25	52	49,924,000	4.52
23	367,825,000	4.26	53	47,471,000	4.53
24	348,619,000	4.28	54	45,138,000	4.53
25	282,434,000	4.29	55	42,919,000	4.54
26	246,864,000	4.30	56	40,809,000	4.55
27	215,773,000	4.31	57	38,803,000	4.55
28	192,136,000	4.31	58	36,894,000	4.55
29	173,708,000	4.32	59	35,079,000	4.56
30	159,076,000	4.33	60	33,347,000	4.56

Swap Account Payment Priority

All payments due under the Swap Agreement and any swap termination payment pursuant to the Swap Agreement will be deposited into the Swap Account, and allocated in the following order of priority:

(1)

To pay any Net Swap Payment owed to the Swap Counterparty pursuant to the Swap Agreement;

(2)

To pay any swap termination payment to the Swap Counterparty, to the extent the termination is not due to a default on the part of the Swap Counterparty;

(3)

To pay Current Interest and Carryforward Interest to the Senior Certificates on a pro rata basis, to the extent unpaid;

(4)

To pay Current Interest and Carryforward Interest to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, M10, B1, B2 and B3 Certificates, sequentially and in that order, to the extent unpaid;

(5)

To be paid as principal, in accordance with the principal distribution rules in effect for such Distribution Date, as needed to maintain the Overcollateralization Target*;

(6)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the Class A1, A2 and A3 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not yet paid;

(7)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, M10, B1, B2 and B3 Certificates any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not yet paid;

(8)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, M10, B1, B2 and B3 Certificates any Deferred Amounts, to the extent not yet paid*;

(9)

To pay any swap termination payment to the Swap Counterparty, to the extent the termination is due to a default on the part of the Swap Counterparty; and

(10)

All remaining amounts to the holder of the Class X Certificates.

* Amounts paid under steps (5) and (8) must be limited to Cumulative Realized Losses.

Carryforward Interest

“Carryforward Interest” for each Class of LIBOR Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

“Current Interest” for any Class of LIBOR Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount of that Class.

Net Funds Cap

The “Net Funds Cap” for each Distribution Date will be the annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the excess, if any, of (i) the Optimal Interest Remittance Amount (as defined below) for such date over (ii) any Net Swap Payment and any swap termination payment due to the Swap Counterparty, and (2) 12, and the denominator of which is the collateral balance for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period.

The “Optimal Interest Remittance Amount” with respect to each Distribution Date will be equal to the product of (A) (x) the weighted average of the Net Mortgage Rates (as defined below) of the Mortgage Loans, as of the first day of the related Collection Period divided by (y) 12 and (B) the collateral balance for the immediately preceding Distribution Date.

The “Net Mortgage Rate” with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the sum of the Servicing Fee Rate and, in the case of an Insured Mortgage Loan, the Mortgage Insurance Fee Rate.

Origination and Servicing

The majority of the Mortgage Loans were originated by Ownit Mortgage (51.55%) and Ameriquest (46.66%) and are serviced by Wells Fargo (53.34%) and HomEq (46.66%).

Mortgage Insurance

Approximately 74.80% of the first lien Mortgage Loans with over 80% Loan-to-Value (“LTV”) will be covered by a loan level primary mortgage insurance policy provided by MGIC, RMIC, PMI and Radian.  This coverage will generally reduce the LTV of the insured loans to 60%.

Credit Risk Manager

The Risk Management Group LLC (“RMG”) will act as a credit risk manager on behalf of the Trust.  RMG’s primary function will be to monitor and advise the servicers with respect to default management and reporting for the benefit of the Trust. The following summarizes some of RMG’s monthly activities:

•

Monitoring of all loans that are 60 or more days delinquent to ensure all foreclosure timelines are met or forbearance plans are established.

•

Monitoring of the servicers’ claim process for loans with mortgage insurance to ensure insurance claims are filed in an accurate and timely way.

•

Review of the prepayment penalty collections by the servicers.

Basis Risk Shortfall

With respect to each Distribution Date and each class of LIBOR Certificates, to the extent that (a) the amount of interest payable to a Class, as calculated without regard to the Net Funds Cap, exceeds (b) the amount calculated at the stated rate (such excess, a “Basis Risk Shortfall”), that Class will be entitled to the amount of such Basis Risk Shortfall or Unpaid Basis Risk Shortfall, plus interest thereon at the applicable Interest Rate, before the Class X Certificates are entitled to any distributions.

The “Unpaid Basis Risk Shortfall” for any Class of Certificates on any Distribution Date will be the aggregate of all Basis Risk Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, less all payments made with respect to such Class in respect of such Basis Risk Shortfalls on or prior to such Distribution Date.

Losses

Losses that are not covered by mortgage insurance are allocated in the following order: excess spread, overcollateralization, Class B Certificates in inverse order of priority and the Class M Certificates in inverse order of priority.  The allocation of losses to a class will result in a writedown of its principal amount and is referred to as an “Applied Loss Amount”.  The balance of the Class A1, A2 and A3 Certificates will not be reduced by the allocation of Applied Loss Amounts.

Deferred Amount & Subsequent Recoveries

With respect to each Distribution Date, the “Deferred Amount” for each Class of Class M Certificates and Class B Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class Principal Amount thereof exceeds (y) the sum of (i) the aggregate of amounts previously distributed in reimbursement thereof and (ii) the amount by which the Principal Amount of such class has been increased due to Subsequent Recoveries.

A “Subsequent Recovery” is an amount recovered with respect to a Mortgage Loan after it has been liquidated and the loss has been passed through to the Trust.  Subsequent Recoveries will increase the principal amount of classes which have been allocated an Applied Loss Amount, in order of seniority, by an amount equal to the lesser of (i) the outstanding Deferred Amount for such class and (ii) the amount of Subsequent Recoveries available after application to more senior classes.  Funds related to Subsequent Recoveries will be included in the remittance amount for the related Distribution Date.

10% Optional Redemption

The transaction can be called by the Master Servicer, Aurora Loan Services LLC (an affiliate of Lehman Brothers), on any Distribution Date following the month in which the loan principal balance of the Mortgage Loans is reduced to less than 10% of the Cut-off Date loan principal balance.  If the optional redemption is not exercised on the first Distribution Date on which it is able to be exercised, beginning with the next succeeding Distribution Date, the margins on the Class A1, A2 and A3 Certificates will double and the margins on the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, M10, B1, B2 and B3 Certificates will increase to 1.5 times their initial margins.

Credit Enhancement

Subordination

Classes A1, A2 and A3 will have limited protection by means of the subordination of the Class M Certificates and the Class B Certificates.  Classes A1, A2 and A3 will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution.  Each Class of Class M Certificates will be senior to all other Classes of Class M Certificates with a higher numerical designation and to the Class B Certificates.  Each Class of Class B Certificates will be senior to all other Classes of Class B Certificates with a higher numerical designation.  If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate Certificate Principal Amount exceeds the aggregate loan balance, the Class B Certificates and the Class M Certificates will be reduced by the Applied Loss Amount in the following order: to the Class B Certificates in inverse order of priority, until all of the Class B Certificates have been reduced to zero; then to the Class M Certificates in inverse order of priority, until all of the Class M Certificates have been reduced to zero.

Overcollateralization

Excess interest may be used to pay down the Certificates so the aggregate loan balance exceeds the aggregate certificate balance (Overcollateralization or “OC”).  Excess interest will be used to maintain the OC Target.

The “OC Target” will not step down.  The OC Target with respect to any Distribution Date is equal to the initial OC, or approximately 0.50% of the Cut-off Date collateral balance.

Trigger Events

A “Trigger Event” will have occurred with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds [•]% of the Senior Enhancement Percentage for that Distribution Date, or if the Cumulative Realized Losses exceed:

Distribution Date

Loss Percentage

August 2007 to July 2008

[•]% for the first month, plus an additional 1/12th of [•]%

for each month thereafter

August 2008 to July 2009

[•]% for the first month, plus an additional 1/12th of [•]%

for each month thereafter

August 2009 to July 2010

[•]% for the first month, plus an additional 1/12th of

[•]% for each month thereafter

August 2010 to July 2011

[•]% for the first month, plus an additional 1/12th of

[•]% for each month thereafter

August 2011 and thereafter

[•]%

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

“Cumulative Realized Losses” with respect to any Distribution Date will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Balance.

The “Senior Enhancement Percentage” for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the total Certificate Principal Amount of the Class M Certificates, the Class B Certificates and the Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate loan balance, after giving effect to distributions on that Distribution Date.

Lehman Brothers Contacts

MBS Trading	Matt Miller	(212) 526-8315
	Rishi Bansal	(212) 526-8315
	Alar Randmere	(212) 526-8315
	Sumit Chhabra	(212) 526-8315
	Alok Sharma	(212) 526-8315
	David Wong	(212) 526-8315
	Anish Kumar	(212) 526-8315
	Domenic Tripodi	(212) 526-8315

Syndicate	Kevin White	(212) 526-9519
	Dan Covello	(212) 526-9519
	Paul Tedeschi	(212) 526-9519

MBS Banking	Ellen Kiernan	(212) 526-4279
	Angel Lau	(212) 526-9245
	Jenna Levine	(212) 526-1453
	Christina Barretto	(212) 526-2185
	Patrick Fruzzetti	(212) 526-2693
	Elena Yu	(212) 526-0524

Rating Agency Contacts

S&P	Carissa Hinman	(212) 438-1567
Moody’s	Kenneth Laudano	(212) 553-3821
Fitch	Lori Samuels	(212) 908-0264

Summary of Terms
Issuer:	Structured Asset Investment Loan Trust, Series 2005-HE2
Depositor:	Structured Asset Securities Corporation
Trustee:	U.S Bank National Association
Master Servicer:	Aurora Loan Services LLC
Credit Risk Manager:	Risk Management Group LLC
Lead Underwriter:	Lehman Brothers Inc.
Swap Counterparty:	[TBD]
Distribution Date:	25th of each month, or the next succeeding Business Day, beginning in August 2005.
Statistical Calculation Date:	Approximately 54.18% of the Mortgage Loans are as of June 1, 2005. Approximately 45.82% of the Mortgage Loans are as of May 15, 2005.
Cut-Off Date:	July 1, 2005
Pricing Date:	Week of July 18, 2005
Closing Date:	July 29, 2005
Settlement Date:	July 29, 2005
Delay Days:	0 day delay
Dated Date:	July 25, 2005
Day Count:	Actual/360
Collection Period:	2nd day of prior month through 1st day of month of such distribution
Servicing Fee:	The servicing fee for all of the Mortgage Loans is equal to 0.50% of the loan principal balance annually.
Clearing/Registration:	Book-entry through DTC and Euroclear.
Denomination:	Minimum $25,000; increments $1 in excess thereof for the Class A Certificates. Minimum $100,000; increments $1 in excess thereof for the Class M and Class B Certificates.
SMMEA Eligibility:	None of the classes are expected to be SMMEA eligible.
ERISA Eligibility:	The Class A and Class M Certificates are expected to be ERISA eligible, subject to certain investor-based qualifications.
Tax Status:	REMIC for Federal income tax purposes.

Sensitivity Analysis - To 10% Call

% CPR	20%	25%	30%	35%	40%

Class A1
Avg. Life (yrs)	1.35	1.06	0.87	0.72	0.62
Window (mos)	1-36	1-28	1-23	1-19	1-16
Expected Final Mat.	6/25/2008	10/25/2007	5/25/2007	1/25/2007	10/25/2006

Class A2
Avg. Life (yrs)	5.17	3.97	3.00	2.21	1.87
Window (mos)	36-102	28-80	23-65	19-36	16-30
Expected Final Mat.	12/25/2013	2/25/2012	11/25/2010	6/25/2008	12/25/2007

Class A3
Avg. Life (yrs)	9.74	7.69	6.24	5.07	3.18
Window (mos)	102-120	80-95	65-77	36-65	30-55
Expected Final Mat.	6/25/2015	5/25/2013	11/25/2011	11/25/2010	1/25/2010

Class M1
Avg. Life (yrs)	6.50	5.26	4.68	4.66	4.57
Window (mos)	37-120	40-95	45-77	50-65	55-55
Expected Final Mat.	6/25/2015	5/25/2013	11/25/2011	11/25/2010	1/25/2010

Class M2
Avg. Life (yrs)	6.50	5.23	4.57	4.35	4.48
Window (mos)	37-120	39-95	42-77	46-65	51-55
Expected Final Mat.	6/25/2015	5/25/2013	11/25/2011	11/25/2010	1/25/2010

Class M3
Avg. Life (yrs)	6.50	5.21	4.51	4.20	4.18
Window (mos)	37-120	39-95	41-77	44-65	47-55
Expected Final Mat.	6/25/2015	5/25/2013	11/25/2011	11/25/2010	1/25/2010

Class M4
Avg. Life (yrs)	6.50	5.21	4.47	4.11	4.00
Window (mos)	37-120	38-95	40-77	42-65	45-55
Expected Final Mat.	6/25/2015	5/25/2013	11/25/2011	11/25/2010	1/25/2010

Class M5
Avg. Life (yrs)	6.50	5.19	4.44	4.05	3.88
Window (mos)	37-120	38-95	40-77	41-65	43-55
Expected Final Mat.	6/25/2015	5/25/2013	11/25/2011	11/25/2010	1/25/2010

Assumes a closing date of 6/29/05, dated date of 6/25/05 and first payment date of 7/25/05.

Sensitivity Analysis - To 10% Call

% CPR	20%	25%	30%	35%	40%

Class M6
Avg. Life (yrs)	6.50	5.19	4.42	4.00	3.79
Window (mos)	37-120	38-95	39-77	40-65	42-55
Expected Final Mat.	6/25/2015	5/25/2013	11/25/2011	11/25/2010	1/25/2010

Class M7
Avg. Life (yrs)	6.50	5.19	4.41	3.97	3.73
Window (mos)	37-120	38-95	39-77	40-65	41-55
Expected Final Mat.	6/25/2015	5/25/2013	11/25/2011	11/25/2010	1/25/2010

Class M8
Avg. Life (yrs)	6.50	5.18	4.39	3.94	3.68
Window (mos)	37-120	37-95	38-77	39-65	40-55
Expected Final Mat.	6/25/2015	5/25/2013	11/25/2011	11/25/2010	1/25/2010

Class M9
Avg. Life (yrs)	6.50	5.18	4.38	3.92	3.64
Window (mos)	37-120	37-95	38-77	38-65	39-55
Expected Final Mat.	6/25/2015	5/25/2013	11/25/2011	11/25/2010	1/25/2010

Class M10
Avg. Life (yrs)	6.50	5.18	4.37	3.89	3.59
Window (mos)	37-120	37-95	37-77	38-65	38-55
Expected Final Mat.	6/25/2015	5/25/2013	11/25/2011	11/25/2010	1/25/2010

Class B1
Avg. Life (yrs)	6.37	5.07	4.27	3.80	3.49
Window (mos)	37-120	37-95	37-77	37-65	38-55
Expected Final Mat.	6/25/2015	5/25/2013	11/25/2011	11/25/2010	1/25/2010

Class B2
Avg. Life (yrs)	5.90	4.69	3.96	3.51	3.24
Window (mos)	37-104	37-82	37-67	37-55	37-47
Expected Final Mat.	2/25/2014	4/25/2012	1/25/2011	1/25/2010	5/25/2009

Class B3
Avg. Life (yrs)	4.61	3.72	3.29	3.11	3.07
Window (mos)	37-80	37-63	37-51	37-42	37-37
Expected Final Mat.	2/25/2012	9/25/2010	9/25/2009	12/25/2008	7/25/2008

Assumes a closing date of 6/29/05, dated date of 6/25/05 and first payment date of 7/25/05.

Sensitivity Analysis - To Maturity

% CPR	20%	25%	30%	35%	40%

Class A1
Avg. Life (yrs)	1.35	1.06	0.87	0.72	0.62
Window (mos)	1-36	1-28	1-23	1-19	1-16
Expected Final Mat.	6/25/2008	10/25/2007	5/25/2007	1/25/2007	10/25/2006

Class A2
Avg. Life (yrs)	5.17	3.97	3.00	2.21	1.87
Window (mos)	36-102	28-80	23-65	19-36	16-30
Expected Final Mat.	12/25/2013	2/25/2012	11/25/2010	6/25/2008	12/25/2007

Class A3
Avg. Life (yrs)	12.27	9.74	7.95	6.46	3.99
Window (mos)	102-256	80-208	65-172	36-144	30-123
Expected Final Mat.	10/25/2026	10/25/2022	10/25/2019	6/25/2017	9/25/2015

Class M1
Avg. Life (yrs)	7.17	5.80	5.14	5.02	5.73
Window (mos)	37-215	40-173	45-142	50-119	58-101
Expected Final Mat.	5/25/2023	11/25/2019	4/25/2017	5/25/2015	11/25/2013

Class M2
Avg. Life (yrs)	7.15	5.75	5.00	4.70	4.82
Window (mos)	37-206	39-165	42-135	46-113	51-96
Expected Final Mat.	8/25/2022	3/25/2019	9/25/2016	11/25/2014	6/25/2013

Class M3
Avg. Life (yrs)	7.12	5.71	4.92	4.53	4.47
Window (mos)	37-196	39-157	41-129	44-107	47-91
Expected Final Mat.	10/25/2021	7/25/2018	3/25/2016	5/25/2014	1/25/2013

Class M4
Avg. Life (yrs)	7.09	5.68	4.87	4.43	4.27
Window (mos)	37-189	38-151	40-124	42-103	45-88
Expected Final Mat.	3/25/2021	1/25/2018	10/25/2015	1/25/2014	10/25/2012

Class M5
Avg. Life (yrs)	7.06	5.64	4.81	4.34	4.13
Window (mos)	37-181	38-145	40-118	41-99	43-84
Expected Final Mat.	7/25/2020	7/25/2017	4/25/2015	9/25/2013	6/25/2012

Assumes a closing date of 6/29/05, dated date of 6/25/05 and first payment date of 7/25/05.

Sensitivity Analysis - To Maturity

% CPR	20%	25%	30%	35%	40%

Class M6
Avg. Life (yrs)	7.01	5.60	4.76	4.28	4.03
Window (mos)	37-174	38-138	39-113	40-94	42-80
Expected Final Mat.	12/25/2019	12/25/2016	11/25/2014	4/25/2013	2/25/2012

Class M7
Avg. Life (yrs)	6.97	5.56	4.72	4.22	3.94
Window (mos)	37-166	38-132	39-108	40-90	41-76
Expected Final Mat.	4/25/2019	6/25/2016	6/25/2014	12/25/2012	10/25/2011

Class M8
Avg. Life (yrs)	6.91	5.51	4.66	4.15	3.87
Window (mos)	37-159	37-126	38-103	39-86	40-73
Expected Final Mat.	9/25/2018	12/25/2015	1/25/2014	8/25/2012	7/25/2011

Class M9
Avg. Life (yrs)	6.81	5.42	4.59	4.08	3.77
Window (mos)	37-151	37-119	38-97	38-81	39-69
Expected Final Mat.	1/25/2018	5/25/2015	7/25/2013	3/25/2012	3/25/2011

Class M10
Avg. Life (yrs)	6.64	5.28	4.47	3.95	3.65
Window (mos)	37-138	37-109	37-89	38-74	38-63
Expected Final Mat.	12/25/2016	7/25/2014	11/25/2012	8/25/2011	9/25/2010

Class B1
Avg. Life (yrs)	6.37	5.07	4.27	3.80	3.49
Window (mos)	37-121	37-95	37-78	37-65	38-55
Expected Final Mat.	7/25/2015	5/25/2013	12/25/2011	11/25/2010	1/25/2010

Class B2
Avg. Life (yrs)	5.90	4.69	3.96	3.51	3.24
Window (mos)	37-104	37-82	37-67	37-55	37-47
Expected Final Mat.	2/25/2014	4/25/2012	1/25/2011	1/25/2010	5/25/2009

Class B3
Avg. Life (yrs)	4.61	3.72	3.29	3.11	3.07
Window (mos)	37-80	37-63	37-51	37-42	37-37
Expected Final Mat.	2/25/2012	9/25/2010	9/25/2009	12/25/2008	7/25/2008

Assumes a closing date of 6/29/05, dated date of 6/25/05 and first payment date of 7/25/05.

Available Funds Cap Schedule* (1)(2)(3)

*The Effective Available Funds Cap is shown for the first 60 Distribution Dates.  For purposes of this calculation, it was assumed that Net Swap Payments from the Swap Agreement were available to the Certificates.

Period	Net Funds Cap (%)	Period	Net Funds Cap (%)
1	6.23762	40	15.33549
2	21.71829	41	14.73319
3	21.55102	42	15.42557
4	22.11666	43	14.82806
5	21.27484	44	14.72700
6	21.93076	45	16.31418
7	21.19100	46	14.88464
8	21.14913	47	15.28260
9	23.40054	48	14.73068
10	21.11324	49	15.12761
11	21.79350	50	14.55044
12	21.06770	51	14.57033
13	21.64297	52	14.96946
14	20.79454	53	14.40283
15	20.63604	54	14.83284
16	21.13274	55	14.27397
17	20.23132	56	14.19527
18	20.69928	57	15.73350
19	19.83325	58	14.13940
20	19.59298	59	14.53418
21	21.41008	60	14.07206
22	19.84311	61	10.96874
23	20.20352	62	10.61549
24	20.03915	63	10.61608
25	18.58093	64	10.97055
26	16.94749	65	10.61726
27	16.01656	66	10.99841
28	16.18680	67	10.64421
29	15.13401	68	10.64480
30	15.49411	69	11.78597
31	14.68150	70	10.64599
32	14.44402	71	11.00147
33	15.50437	72	10.67294
34	14.72241	73	11.02932
35	15.08709	74	10.67414
36	14.84194	75	10.67475
37	15.21607	76	11.03120
38	14.61439	77	10.67596
39	14.60977	78	11.05907

(1)

Based on one-month LIBOR and six-month LIBOR of 20% for each period.

(2)

Assumes a constant prepayment rate of 30%.  Assumes a closing date of 6/29/05, dated date of 6/25/05 and first payment date of 7/25/05.

(3)

Assumes no losses.

Excess Spread (1)(2)(3)

Period	Excess Spread	Period	Excess Spread
1	2.51%	31	3.12%
2	2.06%	32	3.10%
3	1.89%	33	3.65%
4	1.89%	34	3.33%
5	1.61%	35	3.47%
6	1.71%	36	3.39%
7	1.54%	37	3.54%
8	1.50%	38	3.42%
9	1.95%	39	3.53%
10	1.47%	40	3.73%
11	1.60%	41	3.56%
12	1.43%	42	3.76%
13	1.58%	43	3.59%
14	1.40%	44	3.59%
15	1.39%	45	4.09%
16	1.53%	46	3.62%
17	1.33%	47	3.78%
18	1.46%	48	3.63%
19	1.35%	49	3.79%
20	1.34%	50	3.62%
21	1.79%	51	3.62%
22	2.08%	52	3.80%
23	2.22%	53	3.63%
24	2.86%	54	3.81%
25	3.02%	55	3.64%
26	2.84%	56	3.64%
27	2.82%	57	4.14%
28	3.22%	58	3.65%
29	3.04%	59	3.82%
30	3.30%	60	3.74%

(1)

Based on gradually increasing one-month LIBOR and six-month LIBOR.

(2)

Assumes a constant prepayment rate of 30%.  Assumes a closing date of 6/29/05, dated date of 6/25/05 and first payment date of 7/25/05.

(3)

Does not include swap payments to the Trust, reflects swap payments made by the Trust.

Breakeven CDR Table

The table below displays the Constant Default Rate (“CDR”) and the related cumulative collateral loss wherein the Class will first incur a writedown. Calculations are run to maturity at the forward one-month LIBOR and six-month LIBOR curves. Other assumptions incorporated include: (1) a constant prepayment rate of 30%, (2) a closing date of 6/29/05, dated date of 6/25/05 and first payment date of 7/25/05, (3) 40% loss severity, (4) 6 month lag from default to loss, (5) principal and interest advanced during the 6 month lag and (6) triggers fail (i.e., no stepdown).

Class	CDR Break-Even (%)	Cumulative Loss (%)
M1	26.69	18.465
M2	21.39	15.996
M3	18.47	14.460
M4	15.99	13.038
M5	14.02	11.823
M6	12.41	10.766
M7	11.20	9.931
M8	10.03	9.088
M9	8.61	8.015
M10	7.29	6.963
B1	6.43	6.247
B2	5.76	5.673
B3	4.34	4.401

SAIL 2005-HE2 Collateral Summary

Total Number of Loans	5,266	Primary Mortgage Insurance Coverage
Total Outstanding Loan Balance	$855,548,707	Yes	43.0%
Average Loan Principal Balance	$162,467	No	57.0%
Fixed Rate	20.3%
Adjustable Rate	79.7%	Primary Mortgage Insurance Coverage
Prepayment Penalty	77.8%	(First Lien Loans with LTV > 80%)
Weighted Average Coupon	7.3%	Yes	74.8%
Weighted Average Margin	5.8%	No	25.2%
Weighted Average Initial Periodic Cap	2.6%
Weighted Average Periodic Cap	1.0%	Lien Position
Weighted Average Maximum Rate	13.1%	First	93.1%
Weighted Average Floor	7.1%	Second	6.9%
Weighted Average Original Term (mo.)	356
Weighted Average Remaining Term (mo.)	354	Loan Purpose
Weighted Average Loan Age (mo.)	2	Purchase	50.7%
Weighted Average Combined LTV	87.8%	Cash Out Refinance	45.4%
Weighted Average Effective Combined LTV	73.9%	Rate/Term Refinance	3.9%
Weighted Average Full Combined LTV	93.5%
% of Loans with Junior Liens	30.0%	Geographic Distribution
Non-Zero Weighted Average FICO	633	(Other states account individually for less than
Non-Zero Weighted Average DTI	41.6%	3% of the Statistical Cut-off Date principal balance)
% IO Loans	33.2%	CA	37.7%
		FL	6.5%
Product Type		OH	5.9%
2/28 ARM (Libor)	62.5%	WA	4.8%
Fixed Rate	18.5%	IL	4.3%
3/27 ARM (Libor)	14.5%	CO	4.1%
5/25 ARM (Libor)	2.6%	NY	3.5%
Other	1.8%	AZ	3.3%
Documentation Type		Occupancy Status
Full	70.5%	Primary Home	94.9%
Stated	24.0%	Investment	4.7%
Limited	5.5%	Second Home	0.4%

Collateral information is as of the Statistical Calculation Date.

Collateral Characteristics
Collateral characteristics are listed below as of the Statistical Calculation Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non- IO Loans:
2/28 ARM (Libor)	1,693	$296,702,451.18	34.68%	7.428%	100.00%	618	90.64%	60.26%	57.20%
2/13 ARM (Libor)	2	217,754.79	0.03	7.552	100.00	600	93.18	100.00	63.54
2/18 ARM (Libor)	1	112,947.26	0.01	6.700	100.00	598	90.00	100.00	100.00
3/27 ARM (Libor)	497	96,038,331.02	11.23	7.451	100.00	619	91.21	61.40	69.52
3/12 ARM (Libor)	1	79,526.01	0.01	6.250	100.00	709	84.83	100.00	0.00
5/25 ARM (Libor)	46	7,114,046.68	0.83	6.288	100.00	663	79.19	95.90	14.26
Balloon	286	14,670,314.18	1.71	9.722	0.00	663	99.30	75.86	0.00
Fixed Rate	1,543	156,369,173.62	18.28	7.993	0.00	636	91.94	75.36	56.49
Subtotal (Non-IO):	4,069	$571,304,544.74	66.78%	7.631%	70.06%	625	91.17%	65.46%	57.07%

Interest-Only Loans:
2/28 ARM (Libor)	976	$238,054,055.64	27.82%	6.567%	100.00%	650	81.04%	78.61%	14.34%
3/27 ARM (Libor)	135	28,308,231.14	3.31	6.440	100.00	641	81.65	90.32	17.30
5/25 ARM (Libor)	70	15,553,197.70	1.82	6.501	100.00	652	78.18	91.41	8.45
Fixed Rate	16	2,328,677.50	0.27	7.386	0.00	631	84.71	100.00	46.12
Subtotal (IO Loans):	1,197	$284,244,161.98	33.22%	6.558%	99.18%	649	80.98%	80.65%	14.57%

Total:	5,266	$855,548,706.72	100.00%	7.274%	79.74%	633	87.79%	70.50%	42.95%

IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Interest-Only Loans:
24	14	$4,726,262.64	1.66%	6.325%	100.00%	656	92.42%	63.18%	96.78%
36	5	1,561,421.14	0.55	6.404	100.00	650	90.99	70.06	70.06
60	1,167	276,327,400.70	97.21	6.557	99.75	649	80.72	80.89	12.80
120	11	1,629,077.50	0.57	7.501	0.00	622	82.28	100.00	22.99
Total:	1,197	$284,244,161.98	100.00%	6.558%	99.18%	649	80.98%	80.65%	14.57%

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	700	$22,831,727.92	2.67%	9.914%	2.73%	648	98.60%	81.35%	0.87%
50,000.01 - 100,000.00	1,299	101,621,751.77	11.88	8.323	53.93	631	92.23	78.42	18.22
100,000.01 - 150,000.00	1,121	138,753,115.71	16.22	7.604	76.09	628	89.03	75.52	42.35
150,000.01 - 200,000.00	681	117,819,027.18	13.77	7.236	85.74	630	87.37	73.76	49.57
200,000.01 - 250,000.00	441	98,880,942.37	11.56	7.094	89.35	624	87.23	69.16	52.65
250,000.01 - 300,000.00	321	88,016,021.45	10.29	7.001	87.68	631	86.41	66.60	52.04
300,000.01 - 350,000.00	242	78,697,295.80	9.20	6.985	88.47	631	86.97	59.22	54.05
350,000.01 - 400,000.00	163	60,911,268.66	7.12	6.835	92.09	640	86.82	58.90	49.44
400,000.01 - 450,000.00	101	43,127,043.55	5.04	6.627	83.19	644	85.92	57.58	52.18
450,000.01 - 500,000.00	83	39,350,844.15	4.60	6.678	90.27	642	85.56	67.40	42.38
500,000.01 - 550,000.00	47	24,538,490.03	2.87	6.210	89.47	644	82.73	78.90	33.77
550,000.01 - 600,000.00	39	22,404,764.85	2.62	6.268	87.16	650	83.49	76.89	46.37
600,000.01 - 650,000.00	17	10,637,051.71	1.24	6.230	82.01	641	78.68	87.81	11.89
650,000.01 >=	11	7,959,361.57	0.93	6.577	91.74	647	82.90	81.28	24.95
Total:	5,266	$855,548,706.72	100.00%	7.274%	79.74%	633	87.79%	70.50%	42.95%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	4,137	$796,506,210.39	93.10%	7.085%	85.65%	631	86.93%	70.31%	46.14%
2nd Lien	1,129	59,042,496.33	6.90	9.824	0.00	657	99.29	73.12	0.00
Total:	5,266	$855,548,706.72	100.00%	7.274%	79.74%	633	87.79%	70.50%	42.95%

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Purchase	3,034	$433,418,908.78	50.66%	7.409%	83.67%	651	87.95%	68.46%	27.11%
Cash Out Refinance	1,970	388,836,309.74	45.45	7.100	78.03	614	87.46	71.71	60.22
Rate/Term Refinance	262	33,293,488.20	3.89	7.561	48.44	615	89.45	83.02	47.52
Total:	5,266	$855,548,706.72	100.00%	7.274%	79.74%	633	87.79%	70.50%	42.95%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	4,979	$811,868,297.95	94.89%	7.249%	79.36%	632	87.80%	71.70%	42.09%
Investment	265	39,912,138.80	4.67	7.767	85.60	649	87.49	49.44	59.58
Second Home	22	3,768,269.97	0.44	7.432	99.47	651	87.78	36.44	52.94
Total:	5,266	$855,548,706.72	100.00%	7.274%	79.74%	633	87.79%	70.50%	42.95%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	311	$16,853,630.99	1.97%	9.498%	1.76%	656	97.90%	77.68%	6.35%
181 - 240	16	1,816,173.31	0.21	7.379	6.22	600	89.51	86.73	90.63
241 - 360	4,939	836,878,902.42	97.82	7.229	81.47	632	87.58	70.32	43.59
Total:	5,266	$855,548,706.72	100.00%	7.274%	79.74%	633	87.79%	70.50%	42.95%

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	311	$16,853,630.99	1.97%	9.498%	1.76%	656	97.90%	77.68%	6.35%
181 - 240	16	1,816,173.31	0.21	7.379	6.22	600	89.51	86.73	90.63
241 - 360	4,939	836,878,902.42	97.82	7.229	81.47	632	87.58	70.32	43.59
Total:	5,266	$855,548,706.72	100.00%	7.274%	79.74%	633	87.79%	70.50%	42.95%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	1,291	$322,745,026.65	37.72%	6.808%	82.48%	644	84.37%	68.46%	32.44%
FL	322	55,617,824.45	6.50	7.670	81.18	628	91.67	58.99	77.36
OH	509	50,104,980.14	5.86	7.655	70.09	619	91.40	82.10	34.45
WA	322	41,125,558.35	4.81	7.262	81.31	633	84.65	83.63	23.42
IL	202	37,128,088.50	4.34	7.652	87.69	618	92.76	59.10	82.11
CO	301	35,186,071.45	4.11	7.131	81.53	639	85.36	87.71	15.98
NY	97	29,877,865.80	3.49	7.409	69.99	618	90.70	41.16	87.98
AZ	216	28,441,256.92	3.32	7.422	81.59	632	89.56	76.16	57.11
GA	205	23,880,071.86	2.79	7.903	74.87	630	88.90	80.12	31.55
MI	169	21,458,197.64	2.51	7.926	88.89	617	93.37	69.59	32.42
Other	1,632	209,983,764.96	24.54	7.578	76.18	626	89.92	72.90	47.50
Total:	5,266	$855,548,706.72	100.00%	7.274%	79.74%	633	87.79%	70.50%	42.95%

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.00%	48	$7,702,532.53	0.90%	6.966%	83.85%	605	49.16%	76.78%	0.00%
60.01 - 70.00%	67	15,096,027.12	1.76	6.587	90.59	608	66.86	83.39	0.00
70.01 - 80.00%	1,309	282,401,804.69	33.01	6.472	97.88	652	79.48	77.60	0.00
80.01 - 85.00%
With MI:	281	63,382,104.84	7.41	6.877	63.78	595	84.27	65.34	100.00
Without MI:	136	16,270,773.01	1.90	7.531	69.34	595	84.69	70.37	0.00
85.01 - 90.00%
With MI:	616	126,632,364.84	14.80	7.106	72.23	612	89.58	65.30	100.00
Without MI:	288	42,613,646.96	4.98	7.746	84.85	580	89.77	60.31	0.00
90.01 - 95.00%
With MI:	486	108,920,773.85	12.73	7.154	78.51	630	94.70	62.70	100.00
Without MI:	150	25,692,338.37	3.00	7.617	90.10	607	94.59	59.09	0.00
95.01 - 100.00%
With MI:	399	68,551,060.60	8.01	8.214	88.52	676	99.95	65.71	100.00
Without MI:	357	39,242,783.58	4.59	8.578	94.19	626	99.99	83.03	0.00
Subtotal (First Lien):	4,137	$796,506,210.39	93.10%	7.085%	85.65%	631	86.93%	70.31%	46.14%

Second Lien Loans:
60.01 - 70.00%	1	$35,000.00	0.00%	9.750%	0.00%	774	68.46%	0.00%	0.00%
70.01 - 80.00%	1	134,250.00	0.02	8.875	0.00	653	80.00	0.00	0.00
80.01 - 85.00%	6	428,129.78	0.05	10.006	0.00	640	84.79	64.76	0.00
85.01 - 90.00%	38	1,797,220.42	0.21	9.700	0.00	653	89.64	82.29	0.00
90.01 - 95.00%	31	1,868,215.16	0.22	9.894	0.00	652	94.47	89.66	0.00
95.01 - 100.00%	1,052	54,779,680.97	6.40	9.827	0.00	658	99.95	72.55	0.00
Subtotal (Second Lien):	1,129	$59,042,496.33	6.90%	9.824%	0.00%	657	99.29%	73.12%	0.00%

Total:	5,266	$855,548,706.72	100.00%	7.274%	79.74%	633	87.79%	70.50%	42.95%

*Includes the loan in the securitization and any senior liens.

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.00%	1,566	$317,990,176.34	37.17%	7.349%	78.24%	630	91.71%	65.59%	97.58%
60.01 - 70.00%	331	72,294,687.44	8.45	6.836	68.38	606	84.04	65.53	79.12
70.01 - 80.00%	1,309	282,401,804.69	33.01	6.472	97.88	652	79.48	77.60	0.00
80.01 - 85.00%	136	16,270,773.01	1.90	7.531	69.34	595	84.69	70.37	0.00
85.01 - 90.00%	288	42,613,646.96	4.98	7.746	84.85	580	89.77	60.31	0.00
90.01 - 95.00%	150	25,692,338.37	3.00	7.617	90.10	607	94.59	59.09	0.00
95.01 - 100.00%	357	39,242,783.58	4.59	8.578	94.19	626	99.99	83.03	0.00
Subtotal (First Lien):	4,137	$796,506,210.39	93.10%	7.085%	85.65%	631	86.93%	70.31%	46.14%

Second Lien Loans:
60.01 - 70.00%	1	$35,000.00	0.00%	9.750%	0.00%	774	68.46%	0.00%	0.00%
70.01 - 80.00%	1	134,250.00	0.02	8.875	0.00	653	80.00	0.00	0.00
80.01 - 85.00%	6	428,129.78	0.05	10.006	0.00	640	84.79	64.76	0.00
85.01 - 90.00%	38	1,797,220.42	0.21	9.700	0.00	653	89.64	82.29	0.00
90.01 - 95.00%	31	1,868,215.16	0.22	9.894	0.00	652	94.47	89.66	0.00
95.01 - 100.00%	1,052	54,779,680.97	6.40	9.827	0.00	658	99.95	72.55	0.00
Subtotal (Second Lien):	1,129	$59,042,496.33	6.90%	9.824%	0.00%	657	99.29%	73.12%	0.00%

Total:	5,266	$855,548,706.72	100.00%	7.274%	79.74%	633	87.79%	70.50%	42.95%

*Combined LTV after taking mortgage insurance into account.

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.00%	47	$7,054,014.18	0.82%	6.917%	91.55%	591	48.67%	83.84%	0.00%
60.01 - 70.00%	56	12,365,534.08	1.45	6.655	83.27	608	65.73	85.17	0.00
70.01 - 80.00%	197	39,139,809.07	4.57	6.966	93.25	619	77.72	82.57	0.00
80.01 - 85.00%
With MI:	276	62,187,913.22	7.27	6.870	63.52	596	84.30	65.96	100.00
Without MI:	120	15,552,483.23	1.82	7.434	70.54	603	84.07	67.64	0.00
85.01 - 90.00%
With MI:	605	123,964,689.79	14.49	7.098	72.30	612	89.58	65.27	100.00
Without MI:	309	54,111,414.22	6.32	7.368	88.37	598	86.71	66.70	0.00
90.01 - 95.00%
With MI:	499	111,712,127.06	13.06	7.164	78.06	629	94.52	62.56	100.00
Without MI:	219	42,087,567.47	4.92	7.153	91.95	624	89.01	70.14	0.00
95.01 - 100.00%
With MI:	402	69,621,574.06	8.14	8.195	88.69	675	99.76	65.54	100.00
Without MI:	1,407	258,709,084.01	30.24	6.751	97.93	652	82.90	76.41	0.00
Subtotal (First Lien):	4,137	$796,506,210.39	93.10%	7.085%	85.65%	631	86.93%	70.31%	46.14%

Second Lien Loans:
60.01 - 70.00%	1	$35,000.00	0.00%	9.750%	0.00%	774	68.46%	0.00%	0.00%
70.01 - 80.00%	1	134,250.00	0.02	8.875	0.00	653	80.00	0.00	0.00
80.01 - 85.00%	6	428,129.78	0.05	10.006	0.00	640	84.79	64.76	0.00
85.01 - 90.00%	38	1,797,220.42	0.21	9.700	0.00	653	89.64	82.29	0.00
90.01 - 95.00%	31	1,868,215.16	0.22	9.894	0.00	652	94.47	89.66	0.00
95.01 - 100.00%	1,052	54,779,680.97	6.40	9.827	0.00	658	99.95	72.55	0.00
Subtotal (Second Lien):	1,129	$59,042,496.33	6.90%	9.824%	0.00%	657	99.29%	73.12%	0.00%

Total:	5,266	$855,548,706.72	100.00%	7.274%	79.74%	633	87.79%	70.50%	42.95%

*Includes all liens on the mortgaged property.

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 499	13	$1,975,183.54	0.23%	7.269%	81.97%	491	81.23%	71.70%	18.52%
500 - 520	84	12,301,121.36	1.44	7.876	86.18	511	85.06	88.78	39.44
521 - 540	127	20,923,745.27	2.45	7.562	77.34	531	84.82	90.07	48.43
541 - 560	282	51,112,650.30	5.97	7.541	86.17	551	85.16	71.88	49.66
561 - 580	307	53,798,638.41	6.29	7.473	81.82	571	86.76	72.51	50.46
581 - 600	517	81,324,445.59	9.51	7.461	81.51	591	88.25	68.84	49.61
601 - 620	936	144,106,800.57	16.84	7.400	81.71	610	88.83	79.12	42.40
621 - 640	824	133,110,511.26	15.56	7.200	80.21	630	88.86	72.83	47.46
641 - 660	709	117,422,539.98	13.72	7.182	77.00	650	88.14	68.24	44.25
661 - 680	456	72,934,619.52	8.52	7.057	75.93	670	87.21	71.10	38.12
681 - 700	431	66,076,920.27	7.72	7.118	74.93	689	88.02	60.35	35.70
701 - 720	225	38,695,110.25	4.52	7.049	78.16	710	87.90	57.25	37.71
721 - 740	151	26,602,941.36	3.11	7.021	78.18	730	87.10	55.99	29.28
741 - 760	108	18,562,605.37	2.17	6.998	79.64	750	85.87	52.63	23.57
761 - 780	60	9,048,973.80	1.06	7.172	80.16	770	88.24	64.53	32.12
781 >=	36	7,551,899.87	0.88	6.941	86.54	794	87.50	63.56	25.99
Total:	5,266	$855,548,706.72	100.00%	7.274%	79.74%	633	87.79%	70.50%	42.95%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	3,914	$632,514,369.57	73.93%	7.232%	78.94%	631	87.85%	72.33%	42.93%
PUD	625	101,820,114.47	11.90	7.298	81.87	632	87.12	76.24	35.78
Condo	422	62,683,388.69	7.33	7.488	84.19	641	88.00	61.69	44.98
2-4 Family	246	52,202,338.65	6.10	7.481	82.32	646	88.29	45.22	59.96
Manufactured Housing	59	6,328,495.34	0.74	7.275	59.79	633	85.49	91.03	0.00
Total:	5,266	$855,548,706.72	100.00%	7.274%	79.74%	633	87.79%	70.50%	42.95%

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$76,153,949.40	$32,430,662.64	$319,361,684.79	$106,810,209.99	$0.00	$0.00	$534,756,506.82
Fixed Rate	45,790,822.37	10,366,576.90	31,540,546.62	70,999,905.23	0.00	0.00	158,697,851.12
3/27 ARM (Libor)	63,480,540.39	661,306.12	4,612,287.42	55,592,428.23	0.00	0.00	124,346,562.16
5/25 ARM (Libor)	176,000.00	96,000.00	787,350.00	21,607,894.38	0.00	0.00	22,667,244.38
Balloon	4,429,032.33	779,542.33	8,812,578.80	649,160.72	0.00	0.00	14,670,314.18
2/13 ARM (Libor)	217,754.79	0.00	0.00	0.00	0.00	0.00	217,754.79
2/18 ARM (Libor)	0.00	0.00	0.00	112,947.26	0.00	0.00	112,947.26
3/12 ARM (Libor)	0.00	0.00	0.00	79,526.01	0.00	0.00	79,526.01
Total:	$190,248,099.28	$44,334,087.99	$365,114,447.63	$255,852,071.82	$0.00	$0.00	$855,548,706.72

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	14.24%	6.06%	59.72%	19.97%	0.00%	0.00%	62.50%
Fixed Rate	28.85	6.53	19.87	44.74	0.00	0.00	18.55
3/27 ARM (Libor)	51.05	0.53	3.71	44.71	0.00	0.00	14.53
5/25 ARM (Libor)	0.78	0.42	3.47	95.33	0.00	0.00	2.65
Balloon	30.19	5.31	60.07	4.42	0.00	0.00	1.71
2/13 ARM (Libor)	100.00	0.00	0.00	0.00	0.00	0.00	0.03
2/18 ARM (Libor)	0.00	0.00	0.00	100.00	0.00	0.00	0.01
3/12 ARM (Libor)	0.00	0.00	0.00	100.00	0.00	0.00	0.01
Total:	22.24%	5.18%	42.68%	29.91%	0.00%	0.00%	100.00%

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	2,366	$486,216,841.76	56.83%	7.044%	79.99%	637	86.75%	67.60%	42.13%
None	1,385	190,248,099.28	22.24	7.818	73.60	622	91.17	64.99	61.05
6 Mo. Int. on Orig. Bal.	777	97,594,578.34	11.41	6.992	87.85	639	82.46	88.88	15.67
1% of UPB	471	47,959,935.78	5.61	7.698	84.63	621	91.61	84.24	28.39
2% of UPB	98	14,910,857.23	1.74	7.679	82.07	620	94.56	73.71	62.91
Other	169	18,618,394.33	2.18	7.797	78.64	637	92.92	68.46	44.08
Total:	5,266	$855,548,706.72	100.00%	7.274%	79.74%	633	87.79%	70.50%	42.95%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full	3,905	$603,192,732.98	70.50%	7.097%	78.23%	628	87.29%	100.00%	39.37%
Stated	1,122	205,249,460.64	23.99	7.792	83.24	648	88.64	0.00	50.35
Limited	239	47,106,513.10	5.51	7.283	83.73	627	90.40	0.00	56.66
Total:	5,266	$855,548,706.72	100.00%	7.274%	79.74%	633	87.79%	70.50%	42.95%

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full Doc Loans:
Not available	1	$540,000.00	0.06%	5.625%	100.00%	664	80.00%	100.00%	0.00%
0.01 to 5.00	7	2,417,886.14	0.28	6.668	56.51	648	90.41	100.00	95.76
5.01 to 10.00	13	2,001,386.95	0.23	6.882	39.11	649	88.65	100.00	44.65
10.01 to 15.00	29	4,659,577.20	0.54	7.355	82.06	637	87.36	100.00	34.93
15.01 to 20.00	78	11,123,716.00	1.30	7.090	75.43	636	88.05	100.00	51.75
20.01 to 25.00	159	22,958,961.19	2.68	7.123	76.42	621	86.73	100.00	44.67
25.01 to 30.00	256	37,650,561.68	4.40	7.164	78.12	619	87.39	100.00	44.25
30.01 to 35.00	389	53,766,414.38	6.28	7.303	75.98	616	88.11	100.00	48.13
35.01 to 40.00	521	79,484,697.51	9.29	7.168	76.14	626	88.53	100.00	49.87
40.01 to 45.00	822	126,292,827.59	14.76	7.249	74.89	626	89.03	100.00	49.18
45.01 to 50.00	899	151,077,513.18	17.66	6.999	80.47	625	86.99	100.00	40.26
50.01 to 55.00	616	92,272,065.72	10.79	6.919	83.03	643	84.25	100.00	11.55
55.01 to 60.00	114	18,787,125.44	2.20	6.758	83.80	653	85.12	100.00	4.41
60.01 to 65.00	1	160,000.00	0.02	6.250	100.00	609	80.00	100.00	0.00
Subtotal (Full Doc):	3,905	$603,192,732.98	70.50%	7.097%	78.23%	628	87.29%	100.00%	39.37%

Non-Full Doc Loans:
0.01 to 5.00	6	$1,095,318.04	0.13%	7.306%	100.00%	593	89.59%	0.00%	70.01%
5.01 to 10.00	11	2,532,843.72	0.30	7.465	82.94	628	91.76	0.00	70.15
10.01 to 15.00	21	3,577,891.25	0.42	7.010	79.76	640	85.61	0.00	49.05
15.01 to 20.00	27	4,576,988.83	0.53	7.391	73.71	644	89.72	0.00	63.63
20.01 to 25.00	52	7,610,077.40	0.89	7.683	79.62	636	92.26	0.00	72.58
25.01 to 30.00	73	12,743,537.01	1.49	7.823	86.72	639	90.07	0.00	62.97
30.01 to 35.00	135	22,363,373.56	2.61	7.874	82.67	640	91.65	0.00	66.46
35.01 to 40.00	204	36,512,937.19	4.27	7.883	84.32	635	90.09	0.00	60.45
40.01 to 45.00	321	59,201,867.04	6.92	7.843	87.33	641	90.21	0.00	56.03
45.01 to 50.00	458	92,315,961.22	10.79	7.549	81.08	650	87.14	0.00	40.88
50.01 to 55.00	52	9,578,778.48	1.12	7.484	80.16	679	84.62	0.00	14.98
55.01 to 60.00	1	246,400.00	0.03	6.750	100.00	612	80.00	0.00	0.00
Subtotal (Non-Full Doc):	1,361	$252,355,973.74	29.50%	7.697%	83.33%	644	88.97%	0.00%	51.53%

Total:	5,266	$855,548,706.72	100.00%	7.274%	79.74%	633	87.79%	70.50%	42.95%

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
Less than 5.501	97	$28,797,808.73	3.37%	5.370%	100.00%	659	81.20%	97.34%	23.80%
5.501 to 6.000	351	97,560,921.20	11.40	5.871	100.00	656	81.19	87.38	22.77
6.001 to 6.500	573	132,390,852.04	15.47	6.329	100.00	643	81.75	79.98	21.10
6.501 to 7.000	550	115,171,523.79	13.46	6.831	100.00	629	85.53	67.51	45.18
7.001 to 7.500	540	97,660,252.82	11.41	7.303	100.00	619	88.59	68.02	55.62
7.501 to 8.000	565	97,640,081.29	11.41	7.807	100.00	610	90.40	56.31	56.86
8.001 to 8.500	313	49,246,594.16	5.76	8.296	100.00	615	92.17	49.37	55.54
8.501 to 9.000	250	36,481,442.37	4.26	8.751	100.00	619	95.31	49.46	49.76
9.001 to 9.500	102	15,534,009.86	1.82	9.244	100.00	640	97.43	46.02	54.34
9.501 to 10.000	67	10,145,388.28	1.19	9.755	100.00	641	97.02	37.22	45.17
10.001 to 10.500	11	1,216,192.44	0.14	10.165	100.00	631	95.26	23.99	39.72
10.501 to 11.000	2	335,474.44	0.04	10.842	100.00	693	100.00	0.00	61.34
Subtotal (ARM Loans):	3,421	$682,180,541.42	79.74%	7.057%	100.00%	632	86.60%	69.17%	40.76%

Fixed Rate Loans:
Less than 5.501	12	$3,942,445.16	0.46%	5.373%	0.00%	664	89.05%	95.16%	97.17%
5.501 to 6.000	43	12,705,009.17	1.49	5.834	0.00	654	88.03	86.26	92.89
6.001 to 6.500	79	17,063,513.55	1.99	6.349	0.00	630	86.72	82.78	91.39
6.501 to 7.000	118	23,042,525.65	2.69	6.808	0.00	634	88.87	81.14	88.04
7.001 to 7.500	106	14,280,523.49	1.67	7.297	0.00	632	86.20	77.05	65.04
7.501 to 8.000	198	19,060,476.50	2.23	7.807	0.00	621	90.91	83.28	64.14
8.001 to 8.500	179	15,288,217.16	1.79	8.309	0.00	648	93.48	77.86	47.07
8.501 to 9.000	234	19,102,710.10	2.23	8.817	0.00	656	95.69	53.50	22.01
9.001 to 9.500	193	12,533,010.85	1.46	9.323	0.00	651	97.30	56.69	20.04
9.501 to 10.000	203	12,509,025.93	1.46	9.845	0.00	648	98.13	69.29	9.66
10.001 to 10.500	63	4,460,630.28	0.52	10.313	0.00	641	98.47	53.54	25.62
10.501 to 11.000	247	12,244,333.42	1.43	10.888	0.00	618	99.36	83.64	0.97
Greater than 11.000	170	7,135,744.04	0.83	11.414	0.00	610	99.55	89.14	0.00
Subtotal (Fixed Rate):	1,845	$173,368,165.30	20.26%	8.132%	0.00%	638	92.47%	75.73%	51.57%

Total:	5,266	$855,548,706.72	100.00%	7.274%	79.74%	633	87.79%	70.50%	42.95%

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
3.501 - 4.000	5	$1,051,051.25	0.15%	5.691%	100.00%	612	83.95%	100.00%	28.62%
4.001 - 4.500	86	23,947,320.84	3.51	5.677	100.00	668	80.75	90.97	14.51
4.501 - 5.000	447	108,495,839.86	15.90	6.369	100.00	653	82.50	81.52	24.09
5.001 - 5.500	469	104,718,315.83	15.35	6.372	100.00	649	79.73	83.42	6.07
5.501 - 6.000	1,621	327,123,152.67	47.95	7.326	100.00	620	90.34	58.50	62.29
6.001 - 6.500	278	45,283,737.16	6.64	7.350	100.00	628	84.56	75.02	35.35
6.501 - 7.000	223	35,338,691.05	5.18	7.786	100.00	619	85.29	64.49	27.20
7.001 - 7.500	131	17,740,769.92	2.60	8.198	100.00	621	89.68	62.74	41.18
7.501 - 8.000	89	10,266,394.16	1.50	8.572	100.00	611	94.41	70.07	28.65
8.001 - 8.500	30	3,164,721.58	0.46	9.026	100.00	628	97.33	77.36	38.73
8.501 - 9.000	24	3,041,991.74	0.45	9.148	100.00	592	94.71	80.59	21.93
9.001 - 9.500	10	1,151,473.42	0.17	9.313	100.00	610	100.00	94.92	26.23
9.501 - 10.000	8	857,081.94	0.13	9.785	100.00	604	100.00	93.82	0.00
Total:	3,421	$682,180,541.42	100.00%	7.057%	100.00%	632	86.60%	69.17%	40.76%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
2.000	1,516	$302,929,218.13	44.41%	7.493%	100.00%	615	92.83%	55.12%	73.45%
3.000	1,905	379,251,323.29	55.59	6.708	100.00	645	81.62	80.40	14.65
Total:	3,421	$682,180,541.42	100.00%	7.057%	100.00%	632	86.60%	69.17%	40.76%

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	3,421	$682,180,541.42	100.00%	7.057%	100.00%	632	86.60%	69.17%	40.76%
Total:	3,421	$682,180,541.42	100.00%	7.057%	100.00%	632	86.60%	69.17%	40.76%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
10.501 - 11.000	2	$750,200.00	0.11%	4.965%	100.00%	589	80.00%	100.00%	0.00%
11.001 - 11.500	95	28,047,608.73	4.11	5.380	100.00	661	81.23	97.27	24.44
11.501 - 12.000	351	97,560,921.20	14.30	5.871	100.00	656	81.19	87.38	22.77
12.001 - 12.500	573	132,390,852.04	19.41	6.329	100.00	643	81.75	79.98	21.10
12.501 - 13.000	550	115,171,523.79	16.88	6.831	100.00	629	85.53	67.51	45.18
13.001 - 13.500	540	97,660,252.82	14.32	7.303	100.00	619	88.59	68.02	55.62
13.501 - 14.000	565	97,640,081.29	14.31	7.807	100.00	610	90.40	56.31	56.86
14.001 - 14.500	313	49,246,594.16	7.22	8.296	100.00	615	92.17	49.37	55.54
14.501 - 15.000	250	36,481,442.37	5.35	8.751	100.00	619	95.31	49.46	49.76
15.001 - 15.500	102	15,534,009.86	2.28	9.244	100.00	640	97.43	46.02	54.34
15.501 - 16.000	67	10,145,388.28	1.49	9.755	100.00	641	97.02	37.22	45.17
16.001 - 16.500	11	1,216,192.44	0.18	10.165	100.00	631	95.26	23.99	39.72
16.501 - 17.000	2	335,474.44	0.05	10.842	100.00	693	100.00	0.00	61.34
Total:	3,421	$682,180,541.42	100.00%	7.057%	100.00%	632	86.60%	69.17%	40.76%

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	76	$22,537,370.21	3.30%	5.375%	100.00%	670	78.86%	97.79%	2.63%
5.501 - 6.000	371	103,544,608.36	15.18	5.841	100.00	654	81.67	87.85	27.23
6.001 - 6.500	574	132,667,603.40	19.45	6.327	100.00	643	81.77	80.02	21.26
6.501 - 7.000	550	115,171,523.79	16.88	6.831	100.00	629	85.53	67.51	45.18
7.001 - 7.500	539	97,534,371.33	14.30	7.303	100.00	619	88.59	67.97	55.69
7.501 - 8.000	566	97,765,962.78	14.33	7.806	100.00	610	90.40	56.37	56.78
8.001 - 8.500	313	49,246,594.16	7.22	8.296	100.00	615	92.17	49.37	55.54
8.501 - 9.000	250	36,481,442.37	5.35	8.751	100.00	619	95.31	49.46	49.76
9.001 - 9.500	102	15,534,009.86	2.28	9.244	100.00	640	97.43	46.02	54.34
9.501 - 10.000	67	10,145,388.28	1.49	9.755	100.00	641	97.02	37.22	45.17
10.001 - 10.500	11	1,216,192.44	0.18	10.165	100.00	631	95.26	23.99	39.72
10.501 - 11.000	2	335,474.44	0.05	10.842	100.00	693	100.00	0.00	61.34
Total:	3,421	$682,180,541.42	100.00%	7.057%	100.00%	632	86.60%	69.17%	40.76%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
13 - 24	2,672	$535,087,208.87	78.44%	7.045%	100.00%	632	86.37%	68.45%	38.14%
25 - 36	633	124,426,088.17	18.24	7.220	100.00	624	89.03	68.00	57.59
37 >=	116	22,667,244.38	3.32	6.434	100.00	655	78.50	92.82	10.27
Total:	3,421	$682,180,541.42	100.00%	7.057%	100.00%	632	86.60%	69.17%	40.76%